SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): September 25, 2000
                                                  ------------------

                         THE HARTCOURT COMPANIES, INC.
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               (Exact name of registrant as specified in charter)

                                       Utah
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    001-12671
                             ----------------------
                            (Commission File Number)

                                   87-0400541
                        ------------------------------
                       (IRS Employer Identification No.)

     9800 S. Sepulveda Blvd., Suite 818, Los Angeles, California 90045
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      (Address of  principal  executive offices)                  (Zip Code)

                                 (310) 410-7290
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              (Registrant's telephone number, including area code)




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Item 1.     Changes in Control of Registrant

            None

Item 2.     Acquisition or Disposition of Assets

            None

Item 3.     Bankruptcy or Receivership

            None

Item 4.     Changes in Registrant's Certifying Accountant.

            On September 19, 2000 Registrant received a letter of resignation from Registrant's independent accountants, BDO International, dated September 19, 2000.

            At the present time the Board of Directors of the Registrant has not made a decision concerning an auditing firm to replace BDO International.

            BDO International previously issued a modification to their report dated March 30, 2000. The report noted the Company had suffered recurring losses from operations and raised significant doubt about the ability of the Company to continue as a going concern. Other than the Company's ability to continue as a going concern, the report did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope or accounting principles. Such report subsequent to issuance has not been modified. There were no disagreements with BDO International on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures during the one-year period covered by their report and subsequently through September 19, 2000.

Item 5.     Other Events

            None

Item 6.     Resignation Of Registrant's Directors

            None

Item 7.     Financial Statements and Exhibits

            Financial Statements - None

            Exhibits - Exhibit 16 (b) - Consent of independent accountants.

Item 8.     Change in Fiscal Year

            None


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    THE HARTCOURT COMPANIES INC.


                                                    /s/ Alan Phan
                                                    ------------------------
                                                    Dr. Alan Phan
                                                    Chairman of the Board

Date:  September 25, 2000.